Amplify BlackSwan Tech & Treasury ETF
Schedule of Investments
as of June 30, 2024 (Unaudited)

U.S. TREASURY SECURITIES - 83.6%		Par	Value
United States Treasury Note/Bond
1.75%, 11/15/2029		$253,600	$222,955
0.63%, 05/15/2030		275,600	223,058
0.88%, 11/15/2030		275,600	223,236
1.63%, 05/15/2031		264,600	222,378
1.38%, 11/15/2031		273,600	222,914
2.88%, 05/15/2032		245,600	221,683
4.13%, 11/15/2032		225,600	222,216
3.38%, 05/15/2033		238,600	221,614
4.50%, 11/15/2033		219,300	221,853
4.38%, 05/15/2034		221,100	221,670
TOTAL U.S. TREASURY SECURITIES (Cost $2,287,288)			2,223,577

PURCHASED OPTIONS - 15.9%(a)(b)	Notional Amount	Contracts
Call Options - 15.9%			$–
Invesco QQQ Trust Series 1		–	$–
Expiration: 12/20/2024; Exercise Price: $369.78	1,054,042	22	266,057
Expiration: 06/20/2025; Exercise Price: $434.78	958,220	20	157,500
Total Call Options			423,557
TOTAL PURCHASED OPTIONS (Cost $247,037)			423,557

SHORT-TERM INVESTMENTS - 0.2%		Shares
Money Market Funds - 0.2%
Dreyfus Treasury Securities Cash Management, 4.38%(c)		2,385	2,385
Invesco Government & Agency Portfolio - Institutional Class, 5.25%(c)		3,911	3,911
TOTAL SHORT-TERM INVESTMENTS (Cost $6,296)			6,296

TOTAL INVESTMENTS - 99.7% (Cost $2,540,621)			$2,653,430
Other Assets in Excess of Liabilities - 0.3%			6,696
TOTAL NET ASSETS - 100.0%			$2,660,126

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	The rate shown represents the 7-day effective yield as of June 30, 2024.

Summary of Fair Value Disclosure as of June 30, 2024 (Unaudited)

Amplify BlackSwan Tech & Treasury ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities	–	2,223,577	–	2,223,577
Purchased Options	–	423,557	–	423,557
Money Market Funds	6,296	–	–	6,296
Total Investments	6,296	2,647,134	–	2,653,430

Refer to the Schedule of Investments for additional information.